EXHIBIT 10.22(b)

AMENDMENT TO SENIOR SECURED NOTES

Dated September 10, 2007

AMENDMENT TO SENIOR SECURED NOTES, dated as of September 10, 2007 (the “Amendment”), made by and between NEONODE INC. (formerly known as SBE, Inc., and referred to herein as “New Neonode”), COLD WINTER, INC. (formerly known as Neonode, Inc. and referred to herein as the “Company”), each a Delaware corporation with its principal offices located at Biblioteksgatan 11, S111 46 Stockholm, Sweden, and the Bridge Investors (as defined below).

Background: New Neonode plans to issue in a private offering up to $10,000,000 of its Units pursuant to a subscription agreement, dated on or about September 10, 2007 (the “Subscription Agreement”), in substantially the form previous furnished to the Bridge Investors. The Units will consist of (i) up to $5,000,000 of principal amount of promissory notes of New Neonode, a form of which is attached to the Subscription Agreement (the “Note” or “Notes”), sold at par, convertible into shares of New Neonode's Common Stock, $0.001 par value (the "Common Stock") at a conversion price of $3.50 per share; (ii) up to 1,666,667 shares of Common Stock; and (iii) up to 2,321,429 Common Stock purchase warrants, a form of which is attached to the Subscription Agreement, and included in the Units (the “Warrants”) at an exercise price equal to the sum of (a) the market price (as determined under the NASDAQ Marketplace Rules) of the Common Stock on the date immediately prior to the Closing Date and (b) $.01 (the “Exercise Price”).

The Company issued $3,250,000 of Senior Secured Notes (as amended, the “8% Notes”) prior to the merger of the Company with a subsidiary of New Neonode. The merger was approved by the stockholders of the Company on August 10, 2007, and was completed that day. The 8% Notes plus accrued interest are convertible at the option of the holders exercised prior to November 10, 2007, into securities issued in the next financing of the Company, and accordingly will be convertible into securities substantially similar to the Units. The sale of Units under the Subscription Agreement is deemed to be a Qualified Financing. Capitalized terms used but not defined herein shall have the meanings assigned to them in the 8% Notes.

Simultaneously with the issuance of the 8% Notes, Old Neonode also agreed to sell up to $750,000 of additional 8% Notes to Ellis International at its option, expiring December 31, 2007 (the “Option”). These 8% Notes, if purchased, plus accrued interest are also convertible, at the option of the holders exercised prior to December 31, 2007, into securities issued in the next financing of the Company, and accordingly will be convertible into securities substantially similar to the Units. The holders of 8% Notes (other than holders who converted 8% Notes pursuant to the Subscription Agreement) and Ellis International (in connection with its Option) are referred to herein as Bridge Investors.

In order to avoid a breach of NASDAQ Marketplace Rules in connection with the Subscription Agreement, New Neonode wishes the Bridge Investors to agree to the provisions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and in accordance with the terms and conditions of the 8% Notes, the Company, the Bridge Investors and New Neonode hereby approve the amendment of the 8% Notes (including without limitation 8% Notes issuable upon exercise of the Option) as set forth herein and agree as follows:

1. Effective upon completion of the offering of Units (the “Closing Date”), the Company, New Neonode and the undersigned Bridge Investors agree that the 8% Notes (i) shall be extended and shall be due and payable on June 30, 2008, (ii) shall not be convertible in accordance with Section A of the 8% Notes until the earlier to occur of March 15, 2008 and approval of such convertibility by the stockholders of New Neonode sufficient to ensure that such convertibility shall not result in a breach of NASDAQ Marketplace Rules and (iii) shall not be prepayable by the Company without the consent of the holder of the 8% Note.

2. On the Closing Date, New Neonode will issue to each Bridge Investor a three year warrant in substantially the form attached hereto as Exhibit A, exercisable to purchase a number of shares of Common Stock equal to 25% of the number of shares of Common Stock included in the Units issuable upon conversion of the 8% Notes as if converted on the Closing Date (the principal amount thereof in the case of 8% Notes issuable pursuant to the Option) and including all shares issuable upon exercise of the Notes included in such Units, as of the date of exercise, at a price per share of Common Stock equal to the Exercise Price.

3. This Amendment shall be effective and shall bind all the Bridge Investors when executed and delivered by the Company and the Required Holders (as defined in the 8% Notes).

4. Except as expressly provided herein, the 8% Notes shall continue in full force and effect.

[signature page follows]

Signature page to

Amendment to Senior Secured Notes

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment to Senior Secured Notes, dated September 10, 2007.

COLD WINTER, INC.	NEONODE INC.

By:	By:
Name:	Name:
Title:	Title:
Bridge Investors:
[____________________________________________________]

By:
Name:
Title:

[____________________________________________________]

By:
Name:
Title:

[____________________________________________________]

By:
Name:
Title:

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